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                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       Commission File Number:
March 20, 1997                                                          1-12994


                                    THE MILLS CORPORATION
                  Exact name of registrant as specified in its charter)

            Delaware                                        52-1802283
   (State or other jurisdiction                            (IRS Employer
       of incorporation)                                Identification Number)



      1300 Wilson Boulevard
           Suite 400
       Arlington, Virginia                                       22209
(Address of principal executive offices)                       (Zip Code)


                Registrant's telephone number, including area code:
                                (703) 526-5000


          (Former name or former address, if changed since last report)

                               NOT APPLICABLE

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                             THE MILLS CORPORATION

ITEM 5--OTHER EVENTS

    Attached as Exhibits to this form are the documents listed below:

   EXHIBIT   DOCUMENT
   --------  ---------

    1.1 Terms Agreement among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds Inc., Legg Mason Wood Walker, Incorporated and Salomon Brothers Inc

    5.1 Opinion of Hogan & Hartson L.L.P. relating to the legality of the shares of Common Stock
















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                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE MILLS CORPORATION



 Date: March 24, 1997        By: /s/ Thomas E. Frost
                                 ------------------------
                                 Thomas E. Frost
                                 Senior Vice President

























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                                 EXHIBIT INDEX


   EXHIBIT   DESCRIPTION                                                   PAGE
   --------  -----------                                                   ----

     1.1 Terms Agreement among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds Inc., Legg Mason Wood Walker, Incorporated and Salomon Brothers Inc

     5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares of Common Stock